Exhibit 99.1

ALBERTON ACQUISITION CORPORATION.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

1.	STATUS

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Alberton Acquisition Corporation., a British Virgin Islands company (the “Company”).

2.	PURPOSE

The Committee is appointed by the Board for the primary purposes of:

●	Performing the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices and legal and regulatory compliance, including, among other things:

●	the quality and integrity of the Company’s financial statements;

●	the Company’s compliance with legal and regulatory requirements;

●	review of the independent auditors’ qualifications and independence; and

●	the performance of the Company’s internal audit function and the Company’s independent auditors;

●	Maintaining, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors, and

●	Preparing the report to be included in the Company’s annual proxy statement, as required by the rules of the Securities and Exchange Commission (“SEC”).

3.	COMPOSITION AND QUALIFICATIONS

The Committee shall be appointed by the Board and shall be comprised of three or more directors (as determined from time to time by the Board), each of whom shall meet the independence requirements of the Sarbanes-Oxley Act of 2002 (the “Act”), the SEC, The NASDAQ Capital Market and all other applicable laws.

Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the SEC.

4.	RESPONSIBILITIES

The Committee will:

1.           Review and discuss the annual audited financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management and the independent auditors. In connection with such review, the Committee will:

●	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) and the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence;

●	Review significant changes in accounting or auditing policies;

●	Review with the independent auditors any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management’s response to such problems or difficulties;

●	Review with the independent auditors, management and the senior internal auditing executive the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls;

●	Review reports required to be submitted by the independent auditor concerning: (a) all critical accounting policies and practices used; (b) all alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent auditors; and (c) any other material written communications with management;

●	Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

●	Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

2.           Review and discuss the quarterly financial statements and the Company’s disclosures provided in periodic quarterly reports including “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management, the senior internal auditing executive and the independent auditor, such review to include taking those actions, if applicable, listed in item 1 under this Section 4.

3.           Oversee the external audit coverage. The Company’s independent auditors are ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent auditors. In connection with its oversight of the external audit coverage, the Committee will have authority to:

●	Appoint and replace (subject to shareholder approval, if deemed advisable by the Board) the independent auditors;

●	Approve the engagement letter and the fees to be paid to the independent auditors;

●	Pre-approve all audit and non-audit services to be performed by the independent auditors and the related fees for such services other than prohibited nonauditing services as promulgated under rules and regulations of the SEC (subject to the inadvertent de minimis exceptions set forth in the Act and the SEC rules);

●	Monitor and obtain confirmation and assurance as to the independent auditors’ independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent auditors and the Company. The Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking appropriate action in response to the independent auditors’ report to satisfy itself of their independence;

●	At least annually, obtain and review a report by the independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent auditors’ independence, all relationships between the independent auditors and the Company;

●	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit;

●	Review and evaluate the performance of the independent auditors, as the basis for a decision to reappoint or replace the independent auditors;

●	Set clear hiring policies for employees or former employees of the independent auditors, including but not limited to, as required by all applicable laws and listing rules; and

●	Assure regular rotation of the lead (or coordinating) audit partner by setting clear policies for audit partner rotation and by having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by the Act, and consider whether rotation of the independent auditor is required to ensure independence.

4.           Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

●	Review the appointment or replacement of the senior internal auditing executive;

●	Review, in consultation with management, the independent auditors and the senior internal auditing executive, the plan and scope of internal audit activities;

●	Review internal audit activities, budget and staffing; and

●	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

5.            Review, with the independent auditors and the senior internal auditing executive, the adequacy of the Company’s internal controls, and any significant findings and recommendations with respect to such controls.

6.            Resolve any differences in financial reporting between management and the independent auditors.

7.            Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

8.           Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.

9.           Meet periodically and at least four times per year with management to review and assess the Company’s major financial risk exposures and the manner in which such risks are being monitored and controlled.

10.         Meet periodically (not less than annually) in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent auditors.

11.          Review and approve all “related party transactions” requiring disclosure under SEC Regulation S-K, Item 404, in accordance with the policy set forth in Section 6 below.

12.         Review periodically with the Company’s outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

13.         As it determines necessary to carry out its duties, engage and obtain advice and assistance from outside legal, accounting or other advisers.

14.         Report regularly to the Board with respect to Committee activities.

15.          Prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

16.          Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board.

17.          Monitor compliance, on a regularly scheduled basis, with the terms of the Company’s initial public offering (the “Offering”) and, if any noncompliance is identified, promptly take all action necessary to rectify such noncompliance or otherwise cause the Company to come into compliance with the terms of the Offering.

18.          Inquire and discuss with management the Company’s compliance with applicable laws and regulations.

19.          Determine the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

20.          Review and approve all payments made to the Company’s existing holders, executive officers or directors and their respective affiliates.

21.          Evaluate the Committee’s own performance and report that it has done so to the Board.

5.	PROCEDURES

1.           Action.

A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. However, the Committee may delegate to one or more of its members the authority to grant pre-approvals of audit and non-audit services, provided the decision is reported to the full Committee at its next scheduled meeting.

2.            Fees.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal, accounting or other advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3.            Limitations.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management and the independent auditors.

6.	RELATED PARTY TRANSACTIONS POLICY

1.            Definitions.

A “Related Party Transaction” is any transaction directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the Company’s last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. “Related Party Transaction” also includes any material amendment or modification to an existing Related Party Transaction.

“Related Party” means any of the following:

●	a director (which term when used herein includes any director nominee);

●	an executive officer;

●	a person known by the Company to be the beneficial owner of more than 5% of the Company’s common stock (a “5% shareholder”); or

●	a person known by the Company to be an immediate family member of any of the foregoing.

“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

2.            Identification of Potential Related Party Transactions.

Related Party Transactions will be brought to management’s and the Board’s attention in a number of ways. Each of the Company’s directors and executive officers shall inform the Chairman of the Committee of any potential Related Party Transactions. In addition, each such director and executive officer shall complete a questionnaire on an annual basis designed to elicit information about any potential Related Party Transactions.

Any potential Related Party Transactions that are brought to the Committee’s attention shall be analyzed by our the Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a Related Party Transaction requiring compliance with this Policy.

3.            Review and Approval of Related Party Transactions.

At each of its meetings, the Committee shall be provided with the details of each new, existing or proposed Related Party Transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Committee shall consider, among other factors, the following factors to the extent relevant to the Related Party Transaction:

●	whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party;

●	whether there are business reasons for the Company to enter into the Related Party Transaction;

●	whether the Related Party Transaction would impair the independence of an outside director;

●	whether the Related Party Transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Party, the direct or indirect nature of the director’s, executive officer’s or Related Party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Committee deems relevant; and

●	any pre-existing contractual obligations.

Any member of the Committee who has an interest in the transaction under discussion shall abstain from voting on the approval of the Related Party Transaction, but may, if so requested by the Chairman of the Committee, participate in some or all of the Committee’s discussions of the Related Party Transaction. Upon completion of its review of the transaction, the Committee may determine to permit or to prohibit the Related Party Transaction.

A Related Party Transaction entered into without pre-approval of the Committee shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this Policy.

A Related Party Transaction entered into prior to the effective date of this Charter shall not be required to be reapproved by the Committee.

7.	DISCLOSURE

If required by the rules of the SEC or any of any exchange or national listing market system upon which the Company’s securities are listed or quoted for trading, this Charter, as amended from time to time, shall be made available to the public on the Company’s website.